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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  TELECT, INC.
             (Exact Name of Registrant as Specified in Its Charter)



       WASHINGTON                                       91-1182148
(State of Incorporation)                   (IRS Employer Identification Number)


                               2111 N. MOLTER ROAD
                             LIBERTY LAKE, WA 99019
                                  P.O. BOX 665
                                 (509) 926-6000

                    (Address of Principal Executive Offices)

If this form relates to the registration          If this form relates to the registration
of a class of securities pursuant to              of a class of securities pursuant to
Section 12(b) of the Exchange Act and is          Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction         effective pursuant to General Instruction
A.(c), please check the following box. [ ]        A.(d), please check the following box. [X]


Securities Act registration statement file number to which this form relates:
333-44776

Securities to be registered pursuant to Section 12(b) of the Act:

              Title of Each Class                 Name of Each Exchange on Which
              to be so Registered                 Each Class is to be Registered
              -------------------                 ------------------------------

N/A                                               N/A
    -------------------------------------                 -------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.001 PAR VALUE PER SHARE
                                (Title of Class)



               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The response to this item is incorporated by reference from the information contained under the caption "Description of Capital Stock" contained in the Registration Statement on Form S-1, as filed by the Registrant with the Securities and Exchange Commission on August 30, 2000, as subsequently amended, under the Securities Act of 1933, as amended.

ITEM 2.  EXHIBITS

        3.1 Amended and Restated Articles of Incorporation (Incorporated by reference from the exhibit of the same number in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 30, 2000, as subsequently amended).

        3.2 Amended and Restated Bylaws (Incorporated by reference from the exhibit of the same number in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 30, 2000, as subsequently amended).

                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

 Dated:  October 24, 2000           TELECT, INC.



                                       By: /s/ Stanley E. Hilbert
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                                               Stanley E. Hilbert
                                               Vice President Finance and
                                                  Information Technology